UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

Cineverse Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-31810	22-3720962
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224 W. 35th St. Suite 500, #947
New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 206-8600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CLASS A COMMON STOCK, PAR VALUE $0.001 PER SHARE	CNVS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 15, 2026, Cineverse Corp. (the “Company”) announced that Mark Lindsey would transition out of the Chief Financial Officer role effective as of May 10, 2026. In connection with this transition, Mr. Lindsey and the Company have entered into a separation letter, signed on May 21, 2026 and dated as of May 8, 2026 (the “Separation Letter”) and a Consulting Agreement, signed on May 21, 2026 and dated as of May 9, 2026 (the “Consulting Agreement”).

Pursuant to the Separation Letter, the Company has agreed to continue to pay Mr. Lindsey the equivalent of his base pay for a period of twelve months, to be paid in equal monthly installments. Under the Separation Letter, Mr. Lindsey has provided a customary broad form release and confidentiality and other covenants to the Company.

Pursuant to the Consulting Agreement, Mr. Lindsey will provide certain senior financial consulting services to the Company in exchange for the continued vesting, through the end of the consulting term, of restricted stock units awarded to Mr. Lindsey during his employment with the Company. The term of the Consulting Agreement ends on September 13, 2027.

The foregoing descriptions of the Separation Letter and the Consulting Agreement are qualified in their entirety and incorporated herein by reference to the full text of the Separation Letter and the Consulting Agreement, copies of which are filed with this Form 8-K as Exhibits 10.1 and 10.2.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Separation Letter dated as of May 8, 2026 between Cineverse Corp. and Mark Lindsey.
10.2	Consulting Agreement dated as of May 9, 2026 between Cineverse Corp. and Mark Lindsey.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 28, 2026	By:	/s/ Gary Loffredo
		Name: Title:	Gary S. Loffredo Chief Legal Officer, Secretary and Senior Advisor